UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) July 12, 2011

                          COMMERCE GROUP CORP.
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         (Exact name of registrant as specified in its charter)

     Wisconsin                     1-7375                  39-6050862
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(State or other           (Commission File Number)       (IRS Employer
 jurisdiction of                                      Identification No.)
of incorporation)

          N8 W22577 Johnson Drive, Waukesha, Wisconsin  53186
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     (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code:  (414) 462-5310 fax:  (262) 522-8509


        6001 North 91st Street, Milwaukee, Wisconsin  53225-1795
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      (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.02   NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A
            RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.


On April 8, 2011, the Public Company Accounting Oversight Board ("PCAOB") issued an order permanently revoking the registration of Chisholm, Bierwolf, Nilson & Morrill, LLC ("Chisholm"), the accountants which had audited the financial statements of Commerce Group Corp. ("the Company") for the year ended March 31, 2010 and prior years. As a result of the revocation, the 2010 audit report filed by Chisholm as a part of the Company's annual report on Form 10-K for the 2010 fiscal year (and in prior reports for prior years) is no longer effective.

Douglas W. Morrill, CPA, a former partner of Chisholm, was the engagement partner for the Company's March 31, 2010 audit and was responsible for supervising the engagement and signing or authorizing an individual from Chisholm to sign the Company's March 31, 2010 audit. Mr. Morrill continues to conduct audits through his new firm Bierwolf, Morrill & Nilson CPA. To the Company's knowledge, Mr. Morrill was not personally sanctioned by the PCAOB, and the Company did not receive any correspondence from the Securities and Exchange Commission, the PCAOB or Chisholm regarding the revocation of Chisholm's PCAOB registration.

On August 12, 2010, Chisholm notified the Company that effective as of that date, the firm was resigning as its independent auditor. Effective that same date, the Company appointed Mark Bailey & Company, Ltd. (MBC) as its new auditor and that decision to change the auditor was approved by the Company's Board of Directors on August 12, 2010. The Company reported this change in a current report on Form 8-K reporting an event of August 12, 2010, filed on August 13, 2010.

The following sets forth the information required by Item 4.02 of Form 8-K:

1. The Company did not become aware of the permanent revocation of Chisholm's PCAOB registration until receipt of notification by MBC, its current auditors.

2. The Company believes that the financial information is accurate and complete in all material respects, notwithstanding the revocation of Chisholm's PCAOB registration and corresponding non-reliance on its audit report on the financial statements for the year ended March 31, 2010, and that no restatement of those financial statements is or will be necessary. SEC rules do not allow the inclusion of the audit opinion of firms subject to the date of a permanent revocation (April 8, 2011) in any future filings.

3. Chisholm never provided the Company with any information regarding the revocation of its PCAOB registration. The Company was informed of this by MBC.

4. MBC has advised the Company that it cannot rely on the audit report provided by Chisholm for the year ended March 31, 2010 in conjunction with its audit procedures for the year ended March 31, 2011. Further MBC does not believe that the audit opinion of Chisholm for March 31, 2010, which is a required part of the Form 10-K for the year ended March 31, 2011, can be included as no consent can be obtained.

5. The Company, through conversations with its current and previous auditors, is attempting to comply with the filing requirements.

Because the Company never received notice or any advisement of the foregoing matters from Chisholm, it has not requested any comment from Chisholm with respect to this disclosure. The Company has provided Chisholm with a copy of this Form 8-K for informational purposes.


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The Company believes that the financial information is accurate and complete in all material respects, notwithstanding the revocation of Chisholm's PCAOB registration and corresponding non-reliance on its audit report on the financial statements for the year ended March 31, 2010, and that no restatement of those financial statements is or will be necessary.

Due to these events, it is highly unlikely that the Company's Form 10-K for its fiscal year ended March 31, 2011 will be filed by its July 14, 2011 due date.


ITEM 8.01 OTHER EVENTS.

On July 12, 2011 the Company filed with the International Centre for Settlement of Investment Disputes ("ICSID") an Application for Annulment in connection with ICSID's decision dismissing the Company's claims against the Government of El Salvador based on the following grounds provided in ICSID Convention Article 52: Art. 52(1)(b): the Tribunal manifestly exceeded its powers; and Art. 52(1)(e): the Award fails to state the reasons on which it is based.

A full text of the application will be posted on the Company's website (www.commercegroupcorp.com).

For additional information about the Company's claims against the Government of El Salvador, reference is made to the Company's 8-Ks that were filed with the Securities and Exchange Commission on March 18, 2009, July 2, 2009, July 2, 2010, August 19, 2010, September 17, 2010 and March 15, 2011.

FORWARD-LOOKING STATEMENTS

Certain statements in this release, and other written or oral statements made by the Company, including the use of the words "expect," "anticipate," "estimate," "project," "forecast," "outlook," "target," "objective," "plan," "goal," "pursue," "on track," and similar expressions, are "forward-looking statements" within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance, or achievements of the Company to be different from those expressed or implied. The Company assumes no obligation and does not intend to update these forward-looking statements. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, without limitation: competitive and general economic conditions, adverse effects of litigation, the timely development and acceptance of services, significant changes in the competitive environment, the failure to generate or the loss of significant numbers of customers, the loss of senior management, increased government regulation or the Company's failure to integrate its acquired companies to achieve the synergies and efficiencies described in the "Management's Discussion and Analysis" section of the Company's Form 10-K and other reports and filings with the Securities and Exchange Commission (SEC), which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K.


                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  COMMERCE GROUP CORP.
                                  (Registrant)

                                  /s/ Edward A. Machulak
Date:  July 14, 2011             _______________________________________
                                 By:  Edward A. Machulak, President


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